Exhibit 99.1
Everspin Reports Unaudited Third Quarter 2026 Financial Results
Chandler, AZ, October 28, 2026—Everspin Technologies, Inc. (NASDAQ: MRAM), the world’s leading developer and manufacturer of Magnetoresistive Random Access Memory (MRAM) persistent memory solutions, today announced preliminary unaudited financial results for the third quarter ended September 30, 2026.
“Our third quarter results were driven by continued strong product revenue growth. From an end market perspective, growth was led by strength in Industrial Automation, Data Center, Medical and Energy Management,” said Sanjeev Aggarwal, President and Chief Executive Officer. “We continue to execute on opportunities to grow our core business as we bring new products to market and develop next-generation solutions that extend Everspin’s reach into new applications and support our long-term growth strategy.”
Third Quarter 2026 Results
•Total revenue of $20.6 million, compared to $14.1 million in the third quarter of 2025.
•MRAM product sales, which include both Toggle and STT-MRAM revenue, of $16.9 million, compared to $12.7 million in the third quarter of 2025.
•Licensing, royalty, engineering services and other revenue of $3.7 million, compared to $1.4 million in the third quarter of 2025.
•Gross margin of 51.4%, compared to 51.3% in the third quarter of 2025.
•GAAP operating expenses of $18.5 million, compared to $8.8 million in the third quarter of 2025.
•Interest and other income, net, of $0.8 million, compared to $1.6 million in the third quarter of 2025.
•GAAP net loss of $7.2 million, or $(0.29) per share, compared to net income of $54,000, or $0.00 per diluted share, in the third quarter of 2025. GAAP results were significantly impacted by litigation expenses of $6.0 million and regulatory provision of $2.7 million in the current quarter.
•Non-GAAP net income of $3.1 million, or $0.12 per diluted share, compared to non-GAAP net income of $1.5 million, or $0.06 per diluted share, in the third quarter of 2025.
•Cash and cash equivalents as of September 30, 2026, totaled $43.0 million.
“We are pleased to report another quarter of record revenue at the high end of our expectations, driven by strong product and non-product revenue growth. We remain focused on balancing strategic investments in our technology roadmap along with prudent expense management including ongoing litigation costs. We continue to be intensely focused on commercial execution as we grow our revenue and strengthen our competitive position across different industries, while enhancing long-term shareholder value,” said Bill Cooper, Everspin’s Chief Financial Officer.
Business Outlook
For the fourth quarter of 2026, Everspin expects total revenue in a range of $21.5 million to $22.5 million, and GAAP net loss per share to be between $(0.13) and $(0.08). Non-GAAP net income per diluted share is anticipated to be between $0.13 and $0.18.
A reconciliation of non-GAAP guidance measures to corresponding GAAP guidance measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, expenses that may be incurred in the future. For example, stock-based compensation-related charges are impacted by the timing of employee stock transactions, the future fair market value of Everspin’s common stock, and Everspin’s future hiring and retention needs, all of which are difficult to predict and subject to constant change. Additionally, litigation expenses are highly dependent on case related activity in any given period and based on the actions of a third-party which are difficult to predict and subject to change. These factors could be material to Everspin’s results computed in accordance with GAAP. This outlook is dependent on Everspin’s current expectations, which may be impacted by, among other things, evolving external conditions, such as public health-related events or outbreaks, local safety guidelines, worsening impacts due to supply chain constraints or interruptions, including general market and semiconductor industry volatility, and the other risk factors described in Everspin’s filings with the Securities and Exchange Commission (the “SEC”), including its

Annual Report on Form 10-K for the fiscal year ended December 31, 2025, its Quarterly Reports on Form 10-Q filed with the SEC during 2026, as well as in its subsequent filings with the SEC.
Use of Non-GAAP Financial Measures
Everspin supplements the reporting of its financial information determined under generally accepted accounting principles in the United States of America (GAAP) with Non-GAAP financial measures including gross profit, gross margin, operating expenses, operating income (loss), operating margin, net income (loss), and EPS which are defined as the GAAP financial measures excluding the effect of stock-based compensation, non-recurring engineering expenses related to the company’s foundry agreement with Microchip and litigation costs. Everspin’s GAAP tax rate is effectively zero due to NOL carryforwards, thus a Non-GAAP tax rate is not included as a Non-GAAP financial measure.
Everspin’s management and board of directors use these non-GAAP measures to understand and evaluate its operating performance and trends, to prepare and approve its annual budget and to develop short-term and long-term operating and financing plans. Accordingly, Everspin believes that these non-GAAP measures provide useful information for investors in understanding and evaluating its operating results in the same manner as its management and board of directors. These non-GAAP financial measures should be considered in addition to, not as superior to, or as a substitute for, financial measures reported in accordance with GAAP. Moreover, other companies may define these non-GAAP measures differently, which limits the usefulness of this measure for comparisons with such other companies. Everspin encourages investors to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Please see the tables included at the end of this release for the reconciliation of GAAP to non-GAAP results.
Conference Call
Everspin will host a conference call for analysts and investors on Wednesday, October 28, 2026, at 5:00 p.m. Eastern Time.
Dial-in details: To access the call by phone, please go to this link and you will be provided with dial-in details. To avoid delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time.
The live webcast of the call will be accessible on Everspin’s website at investor.everspin.com. Approximately two hours after the conclusion of the live event, an archived webcast of the conference call will be accessible from the Investor Relations section of Everspin’s website for twelve months.
About Everspin Technologies
Everspin Technologies, Inc. is the world’s leading provider of Magnetoresistive RAM (MRAM). Everspin MRAM delivers the industry’s most robust, highest-performance non-volatile memory for industrial, data center, automotive, aerospace and other mission-critical applications where data persistence is essential. Headquartered in Chandler, Arizona, Everspin provides commercially available MRAM solutions to a large and diverse customer base. For more information, visit www.everspin.com. NASDAQ: MRAM.
Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements regarding future results that involve risks and uncertainties that could cause actual results or events to differ materially from the expectations disclosed in the forward-looking statements, including, but not limited to the statements made under the caption “Business Outlook.” Forward-looking statements are identified by words such as “expects,” “anticipates” or similar expressions. These include, but are not limited to, Everspin’s future financial performance, including the outlook for fourth quarter 2026 results. Actual results could differ materially from these forward-looking statements as a result of certain risks and uncertainties, including, without limitation, the risks set forth under the caption “Risk Factors” in Everspin’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 4, 2026, and its Quarterly Reports on Form 10-Q filed with the SEC during 2026, as well as in its subsequent filings with the SEC. Any forward-looking statements made by Everspin in this press release speak only as of the date on which they are made and subsequent events may cause these expectations to change. Everspin disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise, except as required by law.
Investor Relations:
Monica Gould
The Blueshirt Group
T: 212-871-3927
ir@everspin.com

EVERSPIN TECHNOLOGIES, INC.
Condensed Balance Sheets
(In thousands, except share and per share amounts)
(Unaudited)

	September 30, 2026	December 31, 2025
Assets
Current assets:
Cash and cash equivalents	$43,042	$44,450
Accounts receivable, net	11,066	8,101
Inventory	13,959	10,734
Prepaid expenses and other current assets	1,721	1,877
Total current assets	69,788	65,162
Property and equipment, net	15,503	14,140
Intangible assets, net	458	1,714
Right-of-use assets	2,416	3,251
Other assets	1,960	342
Total assets	$90,125	$84,609

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$9,914	$5,180
Accrued liabilities	9,311	3,651
Lease liabilities, current portion	1,427	1,381
Contract obligations	—	1,472
Software liabilities, current portion	449	1,769
Total current liabilities	21,101	13,453
Lease liabilities, net of current portion	1,063	1,956
Software liabilities, net of current portion	17	15
Long-term income tax liability	276	268
Total liabilities	$22,457	$15,692
Commitments and contingencies (Note 5)
Stockholders’ equity:
Preferred stock, $0.0001 par value per share; 5,000,000 shares authorized; no shares issued and outstanding as of September 30, 2026 and December 31, 2025	—	—
Common stock, $0.0001 par value per share; 100,000,000 shares authorized; 24,418,092 and 22,977,797 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively	2	2
Additional paid-in capital	216,183	206,370
Accumulated deficit	(148,517)	(137,455)
Total stockholders’ equity	67,668	68,917
Total liabilities and stockholders’ equity	$90,125	$84,609

EVERSPIN TECHNOLOGIES, INC.
Condensed Statements of Operations and Comprehensive (Loss) Income
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Product sales	$16,945	$12,690	$46,358	$34,807
Licensing, royalty, engineering services and other revenue	3,703	1,370	7,898	5,592
Total revenue	20,648	14,060	54,256	40,399
Cost of product sales	9,622	6,628	24,873	18,823
Cost of licensing, royalty, engineering services and other revenue	417	226	834	849
Total cost of sales	10,039	6,854	25,707	19,672
Gross profit	10,609	7,206	28,549	20,727
Operating expenses:
Research and development	3,553	3,583	11,996	10,519
General and administrative	13,029	3,690	25,917	11,170
Sales and marketing	1,956	1,478	5,664	4,476
Total operating expenses	18,538	8,751	43,577	26,165
Loss from operations	(7,929)	(1,545)	(15,028)	(5,438)
Interest income	351	432	984	1,263
Other income, net	413	1,164	2,997	2,394
Net (loss) income before income taxes	(7,165)	51	(11,047)	(1,781)
Income tax (expense) benefit	(10)	3	(13)	(1)
Net (loss) income and comprehensive (loss) income	$(7,175)	$54	$(11,060)	$(1,782)
Net (loss) income per common share:
Basic	$(0.29)	$0.00	$(0.46)	$(0.08)
Diluted	$(0.29)	$0.00	$(0.46)	$(0.08)
Weighted average shares of common stock outstanding:
Basic	24,365,922	22,669,872	23,799,950	22,456,079
Diluted	24,365,922	23,147,119	23,799,950	22,456,079

EVERSPIN TECHNOLOGIES, INC.
Condensed Statements of Cash Flows
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2026	2025
Cash flows from operating activities
Net loss	$(11,060)	$(1,782)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	2,119	2,561
Gain on sale of property and equipment	—	(25)
Stock-based compensation	4,205	4,403
Changes in operating assets and liabilities:
Accounts receivable	(2,966)	3,034
Inventory	(3,225)	(2,709)
Prepaid expenses and other current assets	156	398
Other assets	(450)	(17)
Accounts payable	8,234	(590)
Accrued liabilities	6,006	532
Deferred revenue	—	887
Contract obligations	(1,472)	489
Lease liabilities, net	37	44
Long-term income tax liability	8	111
Net cash provided by operating activities	1,592	7,336
Cash flows from investing activities
Purchases of property and equipment	(7,059)	(3,239)
Purchases of intangible assets	(1,500)	(1,494)
Net cash used in investing activities	(8,559)	(4,733)
Cash flows from financing activities
Payments on finance leases	(49)	(50)
Proceeds from exercise of stock options and purchase of shares in employee stock purchase plan	5,608	607
Net cash provided by financing activities	5,559	557
Net (decrease) increase in cash and cash equivalents	(1,408)	3,160
Cash and cash equivalents at beginning of period	44,450	42,097
Cash and cash equivalents at end of period	$43,042	$45,257
Supplementary cash flow information:
Cash paid for taxes	$31	$38
Operating cash flows paid for operating leases	$1,073	$1,061
Financing cash flows paid for finance leases	$49	$50
Non-cash investing and financing activities:
Right-of-use assets obtained in exchange for operating lease liabilities	$175	$—
Purchases of property and equipment in accounts payable and accrued liabilities	$136	$302

EVERSPIN TECHNOLOGIES, INC.
Supplemental Quarterly Financial Results
(In thousands, except per share amounts)
(Unaudited)

	GAAP Financial Results
	Three months ended September 30,			Three months ended June 30, 2026
	2026	2025	Y/Y		Q/Q
Revenue	$20,648	$14,060	47%	$18,736	10%
Gross Profit	$10,609	$7,206	47%	$10,097	5%
Gross Margin	51.4%	51.3%	Up 0.1 ppts	53.9%	Down 2.5 ppts

Operating Expenses	$18,538	$8,751	112%	$14,480	28%
Operating Loss	$(7,929)	$(1,545)	(413%)	$(4,383)	(81%)
Operating Margin	(38.4)%	(11.0)%	Down 27.4 ppts	(23.4)%	Down 15 ppts

Interest and Other Income	$764	$1,596	(52%)	$794	(4%)
Net (Loss) Income	$(7,175)	$54	(13387%)	$(3,589)	(100%)
Basic Earnings Per Share	$(0.29)	$0.00	(100%)	$(0.15)	(96%)

	Non-GAAP Financial Results
	Three months ended September 30,			Three months ended June 30, 2026
	2026	2025	Y/Y		Q/Q
Revenue	$20,648	$14,060	47%	$18,736	10%
Gross Profit	$10,756	$7,367	46%	$10,255	5%
Gross Margin	52.1%	52.4%	Down 0.3 ppts	54.7%	Down 2.6 ppts

Operating Expenses	$8,452	$7,505	13%	$8,187	3%
Operating Income (Loss)	$2,304	$(138)	1770%	$2,068	11%
Operating Margin	11.2%	(1.0)%	Up 12.2 ppts	11.0%	Up 0.2 ppts

Interest and Other Income	$764	$1,596	(52%)	$794	(4%)
Net Income	$3,058	$1,461	109%	$2,862	7%
Diluted Earnings Per Share	$0.12	$0.06	100%	$0.11	9%

EVERSPIN TECHNOLOGIES, INC.
Supplemental Reconciliations of GAAP Results to Non-GAAP Financial Measures
(In thousands)
(Unaudited)

	Three Months Ended
	September 30,				June 30, 2026
	2026		2025
	Gross Profit	Gross Margin	Gross Profit	Gross Margin	Gross Profit	Gross Margin
GAAP	$10,609	51.4%	$7,206	51.3%	$10,097	53.9%
Stock-Based Compensation, COGS	147		161		158
Non-GAAP	$10,756	52.1%	$7,367	52.4%	$10,255	54.7%

	Operating Expenses	As a % of Revenue	Operating Expenses	As a % of Revenue	Operating Expenses	As a % of Revenue
GAAP	$18,538	89.8%	$8,751	62.2%	$14,480	77.3%
Stock-Based Compensation, R&D	(391)		(424)		(372)
Stock-Based Compensation, SG&A	(993)		(822)		(844)
Litigation Costs	(5,987)		—		(4,027)
Regulatory Provision	(2,715)		—		—
Non-recurring Engineering Fees (NRE)	—		—		(1,050)
Non-GAAP	$8,452	40.9%	$7,505	53.4%	$8,187	43.7%

	Operating Income (Loss)	Operating Margin	Operating Income (Loss)	Operating Margin	Operating Income (Loss)	Operating Margin
GAAP	$(7,929)	(38.4)%	$(1,545)	(11.0)%	$(4,383)	(23.4)%
Stock-Based Compensation	1,531		1,407		1,374
Litigation Costs	5,987		—		4,027
Regulatory Provision	2,715		—		—
Non-recurring Engineering Fees (NRE)	—		—		1,050
Non-GAAP	$2,304	11.2%	$(138)	(1.0)%	$2,068	11.0%

	Net Income (Loss)	Earnings Per Share	Net Income (Loss)	Earnings Per Share	Net Income (Loss)	Earnings Per Share
GAAP	$(7,175)	$(0.29)	$54	$0.00	$(3,589)	$(0.15)
Stock-Based Compensation	1,531	0.06	1,407	0.06	1,374	0.06
Litigation Costs	5,987	0.24	—	—	4,027	0.16
Regulatory Provision	2,715	0.11	—	0.00	—	0.00
Non-recurring Engineering Fees (NRE)	—	0.00	—	0.00	1,050	0.04
Non-GAAP	$3,058	$0.12	$1,461	$0.06	$2,862	$0.11